Investor Presentation March 2021

centerspacehomes.com 2 SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10- K for the period ended December 31, 2020. We assume no obligation to update or supplement forward- looking statements that become untrue due to subsequent events.

centerspacehomes.com 3 Better Every Days IRET IS NOW CENTERSPACE A lot has changed since our business began, and our new name is a reflection of who we have become. The rebrand of the company reflects our mission to provide great homes for our residents, our teams, and our investors. It is about coming together for the benefit of everyone – something in which each and every member of our team believes. The new name and brand platform embody our desire to provide better every days for our residents and team as we work to create belonging, satisfaction, purpose, and growth. This is our way forward. We are proud of our previous 50 years and are excited for the future as Centerspace.” -Mark O. Decker, Jr, President and CEO

centerspacehomes.com 4 Differentiated Markets Strong Midwest markets led by Minneapolis and Denver Nashville a new target market Internal Growth Opportunity Enhanced operating platform Value-Add Opportunity Deep value-add pipeline Balance Sheet Flexibility Strong balance sheet with sufficient liquidity to capitalize on future opportunities Experienced Leadership High caliber management and board executing a sound strategic plan COMPANY SNAPSHOT F o c u s e d o n G r o w t h i n M u l t i f a m i l y PORTFOLIO SUMMARY  Founded in 1970, celebrating 50 Years  Apartment owner/operator with 12,166 homes  Publicly traded since 1997  Portfolio transformation from diversified to focused multifamily from 2017-2019  Total capitalization of $1.7 billion(1)  Added to the S&P SmallCap 600 Index in 2020 0% 50% 100% 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 Multifamily and Other % of Gross Real Estate Assets Multifamily Other (1) See page 12 for breakdown

centerspacehomes.com 5 Multifamily Acquisitions and Dispositions Since 2017 % of NOI by Market –2021 vs 2017  Acquired ten new communities in our target markets for $810 million including Union Pointe in January 2021  $293 million in dispositions including 29 communities as we reduce our exposure to older, lower margin properties Percent of NOI by State 6% 44% 4% 8% 21% 18% Denver Minneapolis St. Cloud Rochester Billings Bismarck Minot Rapid City Grand Forks Omaha Target Markets Nashville New Target Market PORTFOLIO OVERVIEW D i f f e r e n t i a t e d P o r t f o l i o - S t r o n g M i d w e s t M a r k e t s (1) Includes Union Pointe, acquired January 2021 (2) Average monthly revenue per occupied home is defined as total rental revenues divided by the financial occupancy of apartment homes for the period (3) Includes Rapid City, SD and Billings, MT Region Homes Avg. Rev per Occ. Home(2) Denver, CO (1) 1,713 $1,839 Minneapolis, MN 2,537 $1,620 North Dakota 2,422 $1,151 Omaha, NE 1,370 $1,010 Rochester, MN 1,711 $1,304 St. Cloud, MN 1,190 $1,082 Other Markets(3) 1,223 $1,087 Total / Average 12,166 $1,338 0% 10% 20% 30% 40% Minneapolis Denver Rochester St. Cloud Omaha ND Market Other Markets 2021 2017

OPERATIONS UPDATE

January Leasing Trends

Same-Store Lease-over-Lease Rate Changes



New
Renewal
Blended
3.6%
(3.5%)
(1.5%)
January 2021
2.3%
0.4%
(1.9%)
Full Year 2020
2.3%
(3.6%)
(0.7%)
Q4 2020
0.0%
0.6%
0.4%
Q3 2020
3.2%
1.3%
(1.2%)
Q2 2020
3.3%
(4.2%)
(1.4%)
Q1 2020

Leasing Activity

- Leasing traffic for January 2021 is 21.2% higher than leasing traffic for January 2020
- Q4 2020 lease expirations represented 16% of portfolio, January lease expirations represented 4%. Looking forward, Q1 2021 represents 14% and Q2 2021 represents 32% of lease expirations in our portfolio
- Consistent occupancy and low exposure provides leverage to drive rents
- 12 rent deferral requests for January for an aggregate rent deferral of $12K; $321,706 of an aggregate deferral amount, $66,226 remains outstanding

Same-Store Weighted Average Occupancy

January 2021 (1)	December 2020 (1)	January 2020 (1)	Q4 2020 (2)	Q4 2019 (2)
94.7%	94.9%	94.8%	95.0%	94.0%

(1) Reflects occupancy of 2021 same-store pool
(2) Reflects occupancy of 2020 same-store pool

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6

UNEMPLOYMENT

Centerspace Lowest Unemployment Rate Among Peers and 31% Below the US Average



December 2020 Weighted Average Unemployment Rate
state unemployment rate weighted by unit count
4.7%
5.8%
6.1%
6.2%
6.3%
6.6%
6.7%
6.7%
6.7%
6.8%
6.8%
6.9%
7.2%
7.3%
7.8%
8.0%
8.6%
CSR
IRT
UMH
MAA
AMH
BRG
US Average
SUI
ELS
NXRT
CPT
INVH
UDR
AIV
AVB
EQR
ESS

Source: SNL, BLS, Company Data

- Centerspace portfolio has lower unemployment among peers and the national average
- Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collections rates

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RISE BY 5

Margin Growth through Operational Opportunities and Thoughtful Acquisitions and Dispositions

Strong Operating Platform

Same-Store communities continue to see NOI and gross margin growth

Same-Store Gross Margin[1]



68%
69%
70%
71%
72%
73%
74%
75%
76%
77%
78%
December 2020 (73.9%)
5.8% increase in Gross margin
April 2018 (68.1%)

Same-Store NOI Margin



55%
56%
57%
58%
59%
60%
61%
62%
63%
64%
65%
December 2020 (58.6%)
3.5% increase in NOI margin
April 2018 (55.1%)

(1) Gross Margin is calculated as revenue less controllable expenses as a % of revenue; controllable expenses include repairs & maintenance, utilities, administrative and marketing
(2) When T12 not available, T3 annualized, or underwriting
(3) Includes Union Pointe acquired in January 2021

centerspacehomes.com

Buying Efficient Communities

Communities acquired have a weighted average margin of 62.3%

Acquisitions[3]	T12[2]				
	Gross Margin %	NOI Margin %	CapEx per Unit	NCF Margin %	Average Rent
Weighted Average	77.7%	62.3%	$844	58.0%	$1,621

Selling Inefficient Communities

Communities sold have a weighted average margin of 50.8%

Dispositions	T12				
	Gross Margin %	NOI Margin %	CapEx per Unit	NCF Margin %	Average Rent
Weighted Average	69.5%	50.8%	1,010	40.2%	$818

Average Monthly Revenue/Home

Includes rent and other income



$992
$1,282
$1,708
Apr-18 Same-Store Pool
Current Same-Store Pool
Current Non-Same-Store Pool

8

RECENT ACQUISITIONS

Focus on Expanding our Portfolio in Target Markets of Minneapolis and Denver







UNION POINTE APARTMENTS

DENVER, CO / $76.9 MILLION

- A 256-home community built in 2019
- Conveniently located Longmont with close proximity to Boulder
- Amenities including fitness center, workstations and a laptop bar, resort-style pool and bike and ski repair room
- One, two and three-bedroom homes feature quartz countertops, tile backsplash, stainless steel appliances, full size washer and dryers, and ample closet space

PARKHOUSE APARTMENTS

DENVER, CO / $144.7 MILLION

- A 465-home community built in 2016
- Conveniently located in the north metro of Denver with close proximity to employment centers and amenities
- Amenities including two fitness centers, two billiard room, community garden, and resort style pool
- One, two and three-bedroom homes feature contemporary granite countertops, stainless steel appliances, walk-in closets, floor-to-ceiling windows

IRONWOOD APARTMENTS

MINNEAPOLIS, MN / $46.3 MILLION

- A 182-home community built in 2018; first new product in submarket in 20 years
- Conveniently located to multiple employment centers and amenities
- Previously financed the development with a $16.6 million mezzanine note and acquired the asset after stabilization
- One, two and three-bedroom homes feature quartz countertops, stainless steel appliances, and private balconies with views of golf course and pool deck

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VALUE-ADD OPPORTUNITY

Enhancing Portfolio Through Renovation Projects

Highlights

- Currently, 10 communities are in the process of value-add projects
- Value-add opportunities across the portfolio feature unit renovations, common areas, and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, package locker solutions
- Enhancements improve asset position within the market and maintain competitive advantage.


New SouthFork Clubhouse

Unit Renovations thru January 31

Property	Region	Homes to Renovate	Renovated	Date Complete	Avg. Cost per Unit (1)	Achieved Premium(2)	Estimated ROI(3)
Park Place	Minneapolis, MN	500	260	In process	$18,799	$253	17.00%
Colonial Villa	Minneapolis, MN	240	193	In process	$10,257	$137	18.60%
SouthFork	Minneapolis, MN	272	103	In process	$17,140	$258	20.50%
Whispering Ridge	Omaha, NE	336	111	In process	$7,081	$115	23.40%
Greenfield	Omaha, NE	96	24	In process	$12,867	$125	13.80%
Grandeville	Rochester, MN	275	4	In process	$15,500	$195	18.10%
Quarry Ridge	Rochester, MN	154	5	In process	$18,635	$210	14.60%
Woodridge	Rochester, MN	110	24	In process	$7,562	$83	14.20%
Regency Park Estates	St. Cloud, MN	147	3	In process	$15,207	$219	19.40%
West Stonehill	St. Cloud, MN	312	5	In process	$14,080	$215	19.80%
Total		2,442	732				

(1) Does not include costs related to amenity or common area upgrades
(2) Achieved premium is reflective of the completed and leased homes and does not include market rent changes
(3) ROI is defined by (premium X 12 months) plus turnover savings divided by (renovation vacancy loss plus total unit cost)

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10

CAPITAL RECYCLING

Significantly Improved the Quality and Multifamily Focus

Opportunity

- $1.1B of dispositions since August 2016
- Used disposition proceeds to purchase five multifamily communities in Denver, five multifamily communities in Minneapolis, fund two multifamily development mezzanine loans, reduce debt and preferred shares and repurchase common shares
- Entered the Denver market in 2017 and have purchased 1,713 homes and grew portfolio scale in Minneapolis with the purchase of 1,241 homes
- Our latest disposition was in August 2020 when we disposed of four communities in Grand Forks, North Dakota totaling 690 units with combined average rent per unit of $689, leaving 865 units with average rent of $1,089

$1.1B Total Dispositions


Other
$49.9M
Industrial
$48.9M
Medical Office
$441.0M
Non-Core Multifamily
$292.9M
Senior Housing
$266.4M

$1.1B Total Redeployment


Preferred Share Redemptions
$17.6M
Common Share & Unit Repurchases
$47.6M
Mezz Loans
$46.1M
Denver Multifamily(1)
$540.3M
Cash/Debt Reduction
$177.6M
Minneapolis Multifamily
$270.1M

(1) Includes Union Pointe, acquired in January 2021

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CAPITAL RECYCLING

Improving Portfolio Metrics

We focus our energy and capital on improving 3 long-term metrics


Portfolio Quality
NAV per Share
Distributable Cash Growth

Our capital recycling program has enhanced the quality of our business by improving:

- The efficiency and growth potential of our communities
- Core FFO per share
- Our leverage metrics and overall balance sheet flexibility
- NAV per share

Multifamily portfolio quality has improved since 2017

	2017	March 2021
Communities	100	68
Homes	13,212	12,166
Homes per Community	132	179
Buildings	709	499
Avg Monthly Rent	$980	$1,336
Gross Margin %	67.9%	75.3%
% of NOI in Top-50 MSA	13%	45%

centerspacehomes.com

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BALANCE SHEET

As of 12/31/2020 Adjusted for Recent Union Pointe and Private Placement

$1.7B Total Capitalization



Secured Debt
16%
Unsecured Debt
26%
Common Equity
52%
Series C Preferred
5%
Series D Preferred
1%
$989M
Common
Equity
$798M
Total Debt
$110M
Preferred
Equity

Share price $70.64 as of 12/31/2020

Debt Summary	Amount	% of Total	Wtd Avg Int Rate	Wtd Avg Maturity
Total Secured Debt	298,445,270	37%	3.93%	5.23
Line of Credit	179,771,384	23%	2.97%	1.78
Term Loans	145,000,000	18%	4.16%	3.88
Private Placement	175,000,000	22%	3.47%	8.64
Total Unsecured Debt	499,771,384	63%	3.25%	4.79
Total Debt	798,216,654	100%	3.51%	4.96
Fixed Rate	668,445,270	84%	3.78%	5.53
Variable Rate	129,771,384	16%	2.09%	1.99

- Access of all forms of capital
- 100% secured debt in 2017 to 37% today
- Achieved investment grade quality pricing in January 2021 unsecured Prudential private placement at 2.70%
- Raised $82.7 million through ATM proceeds since November 2019



$26,141
$207,415
$43,721
$70,000
Term Loan
$107,915
Term Loan
$54,800
$53,324
$50,000
Private Placement
$75,000
Private Placement
$50,000
Private Placement
$59,900
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031

	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
% of Total Maturing	3.3%	26.0%	5.5%	8.8%	13.5%	6.9%	6.7%	6.3%	9.4%	6.3%	7.5%
Weighted Average Interest Rate	5.2%	2.6%	4.0%	3.7%	4.3%	3.7%	3.5%	3.7%	3.8%	2.7%	3.9%

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MINNEAPOLIS MARKET

COMMUNITIES: 14 / HOMES: 2,537



Maple Grove
Plymouth
Minneapolis
St Paul
St Louis Park
Minnetonka
Woodbury
Edina
Richfield
Eden Prairie
Bloomington
Eagan
Burnsville
Apple Valley



Oxbo



71 France

Map does not include Monticello and Isanti communities

MAJOR EMPLOYERS

Medtronic, Target, Best Buy, General Mills, Wells Fargo, UnitedHealth Group, usbank, 3M

Market Highlights

- Culturally vibrant and economically diverse metro driven by major employment in health and life sciences, food and water, consumer retail, financial services, and manufacturing; MN is headquarters for **24** Fortune 1,000 companies and the largest private company in the US, Cargill
- **#6** on U.S. News Best Places to Live in the U.S.
- **$79,578** median household income, highest in the Midwest and 7th in nation among large metros

Minneapolis Portfolio(1)

Asset Class



46%
54%

Class A · Class B

Location



17%
27%
56%

Urban Core · Inner Ring · Outer Ring

(1) Based on Q4 NOI

centerspacehomes.com

14

DENVER MARKET

COMMUNITIES: 5 / HOMES: 1,713



Longmont
Frederick
Fort Lupton
Hudson
Erie
Boulder
Lafayette
Louisville
Brighton
Broomfield
Henderson
Denver International Airport
Thornton
Westminster
Rocky Mountain Arsenal National...
Commerce City
Arvada
Golden
Denver
Aurora
Lakewood
Englewood
Littleton
Centennial
Foxfield
Evergreen
Watkins
Keenesburg
Lochbuie



Westend



Dylan

Market Highlights

- Diverse economy and major hub of technology, energy, aviation and bioscience; 23 Fortune 1,000 companies have their headquarters in CO
- #2 on U.S. News Best Places to Live in the U.S. with highly desirable quality of life and recreational amenities
- $79,478 median household income, 8th in nation among large metros

Denver Portfolio[1]

Asset Class



100%

▪ Class A

Location



44%
56%

▪ Urban ▪ Suburban

MAJOR EMPLOYERS

Comcast · Centura Health · HealthONE · Kaiser Permanente · Lockheed Martin · CenturyLink · Denver Public Health

(1) *Based on Q4 NOI and Pro Forma Union Pointe*

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NASHVILLE MARKET

New Target Market - A National Growth Leader in Household Income, Jobs, and Millennial Population


Grand Ole Opry
EAST NASHVILLE
HERMITAGE
NORTH NASHVILLE
LOCKELAND SPRINGS
Nashville
DONELSON
THE GULCH
Nashville International Airport
Berry Hill
GREEN HILLS
Belle Meade
Oak Hill
Forest Hills
ANTIOCH
Brentwood
La Vergne

Market Highlights

- True live-work-play community with a lively cultural scene boasting the highest concentration of music industry establishments in the nation and a diverse and growing economy anchored by health care, higher education, advanced manufacturing, logistics, entertainment, and an emerging tech scene
- **#15** on U.S. News Best Places to Live in the U.S.
- Household income growth ranks **5th** among U.S. major metros over past five years
- **41%** job growth over the past 10 years more than doubles U.S. growth of 17%, and is a leader among major metros
- Location of future Amazon operations center bringing at least **5,000** jobs with an average pay of **$150K** per year to the Nashville Yards development in Downtown Nashville
- 2017-2020 average annual sales volume of $1.9 billion
- 2020 Q4 volume of $565 million was 19% above 2019 Q4
- 2020 volume of $1.8 billion was 11% below 019

MAJOR EMPLOYERS

NISSAN | HCA Healthcare | Kroger | Saint Thoma Health | VANDERBILT UNIVERSITY | asurion | randstad | CHS Community Health Systems

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FOCUSED SECONDARY MARKET PRESENCE

These Four Markets, Plus Minneapolis-St. Paul and Denver Make Up 80% of Pro-Forma NOI

	Rochester, MN	Omaha, NE	Grand Forks, ND	St. Cloud, MN
Population	216,035	941,924	101,991	196,598
Median Household Income	$71,501	$66,241	$53,413	$59,792
Unemployment Rate[1]	3.9%	3.0%	3.6%	4.7%
Major Employers	Mayo Clinic IBM	State of Nebraska Union Pacific	University of ND Altru Health	CentraCare Health State of Minnesota
Number of CSR Homes	1,711	1,370	865	1,190
Total Multifamily Supply	9,159	73,800	9,509	14,804
Same-Store Average Revenue per Unit[2]	$1,304	$1,010	$1,188	$1,082
Same-Store Average Revenue per Unit / Median Household Income (Monthly)	20.8%	16.5%	26.7%	19.5%
Same-Store Occupancy[3]	95.0%	93.8%	96.3%	94.6%

Sources: US Census Bureau, Data USA, Bureau of Labor Statistics, CoStar, Company Filings and Disclosures December 2020

(1) Compared to the December 2020 National Unemployment Rate of 6.7%
(2) Average monthly rental rate per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period
(3) Weighted Average Occupancy

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17

BEST-IN-CLASS GOVERNANCE

High Caliber Leadership Focused on High Quality Governance

Executive Management Team

Mark O. Decker, Jr.
PRESIDENT AND CEO



John A. Kirchmann
EVP AND CFO



Anne M. Olson
EVP AND COO



CSR rated ISS's top score of 1 - indicating highest quality corporate governance practices and lowest governance risk

Jeffrey P. Caira *Since 2015*	Michael T. Dance *Since 2016*	Mark O. Decker Jr. *Since 2017*	Emily Nagle Green *Since 2018*	Linda J. Hall *Since 2011*	John A. Schissel *Since 2016*	Mary J. Twinem *Since 2018*	Terrance P. Maxwell *Since 2013*



BOARD OF TRUSTEES
37%
Female
Male



TRUSTEE TENURE
38%
38%
25%
More than 5 years
3 - 5 years
Less than 3 years



AGE OF TRUSTEES
Over 65
61 - 65
55 - 60
50 - 55
Under 50

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18

ESG HIGHLIGHTS

Strong Focus on Environmental, Social and Corporate Governance

Energy Efficiency

- Completed LED lighting upgrades at 25 communities
- Only ENERGY STAR rated appliances used for replacement

Water Conservation

- Provide shared cost water services encouraging lower consumption
- Installed new common area laundry equipment at 10 communities; compliant with the US-DOE for energy + water

Air Quality

- Utilize low VOC flooring, paints, adhesives and sealants
- Non-smoking communities

76.5%

Emloyee Engagement Participation in Annual Survey

625

Employee Volunteer Hours Donated

Serving the broader communities in which we operate and supporting our team members' community involvement is important to us. Here are some organizations that have received sponsorships and financial donations through CSR's Corporate Giving Initiative:

- Habitat for Humanity
- Homes for Our Troops
- YMCA
- United Way Local Chapter
- Feed My Starving Children
- Ronald McDonald House Charities
- Cristo Rey High School

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19

centerspacehomes.com 20 INVESTMENT HIGHLIGHTS Best-In-Class Governance

centerspacehomes.com 21 APPENDIX

centerspacehomes.com 22 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: depreciation and amortization related to real estate; gains and losses from the sale of certain real estate assets; and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 23 RECONCILIATION TO NON-GAAP MEASURES

centerspacehomes.com 24 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/ loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or nonoperating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP.